UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2011

Business Development Corporation of America
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

333-166636	27-2614444
(Commission File Number)	(IRS Employer Identification No.)

405 Park Avenue, 15 th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

(212) 415-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On June 23, 2011, Business Development Corporation of America (the “Company”) entered into an Amended and Restated Investment Advisory and Management Services Agreement (the “Amended and Restated Advisory Agreement”) with our adviser, BDCA Adviser, LLC (the “Adviser”), pursuant to which the Company and the Adviser amended and restated in its entirety that certain Investment Advisory and Management Services Agreement, dated October 28, 2010, between the Company and the Adviser, in order to reduce the base management fee payable quarterly in arrears from 2% of our average gross assets to 1.5% of our average gross assets.

The foregoing description of the Amended and Restated Advisory Agreement is a summary only and is qualified in all respects by the provisions of the Amended and Restated Advisory Agreement, a copy of which is attached hereto as exhibit 10.1and is incorporated herein by reference.

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 1.02.    Termination of a Material Definitive Agreement.

On June 23, 2011, BDCA Adviser, LLC, the adviser (“the Adviser”) of Business Development Corporation of America (the “Company”) and Main Street Capital Corporation (the “Sub-Adviser”) mutually agreed to terminate the Amended and Restated Investment Sub-Advisory Agreement, dated January 13, 2011, between them. Simultaneously, the Adviser and a wholly-owned subsidiary of the Sub-Adviser, Main Street Capital Partners, LLC, entered into a strategic services agreement (the “Strategic Services Agreement”).  Pursuant to the Strategic Services Agreement, Main Street Capital Partners, LLC has agreed to act as a consultant to the Adviser, offering certain non – investment advisory services to the Adviser, including certain consulting, compliance, administrative and strategic planning services.

The foregoing description of the Strategic Services Agreement is a summary only and is qualified in all respects by the provisions of the Strategic Services Agreement.

A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Investment Advisory and Management Services Agreement between the Company and the Adviser, dated June 23, 2011.
99.1	Press release dated June 23, 2011.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS DEVELOPMENT CORPORATION OF AMERICA

Date: June 23, 2011	By:	/s/ Nicholas S. Schorsch
		Name:	Nicholas S. Schorsch
		Title:	Chief Executive Officer and Chairman of the Board of Directors